Exhibit 99.1

Press Release

Source:	BNC Bancorp

Contact:	Richard D. Callicutt II President and CEO 336-869-9200	David B. Spencer Senior Executive Vice President and CFO 336-869-9200

BNC Bancorp Announces Earnings for Fourth Quarter and Fiscal Year 2016

High Point, NC – BNC Bancorp (NASDAQ: BNCN) (“Company”), parent company for Bank of North Carolina (“Bank”), today reported financial results for the fourth quarter and fiscal year ended December 31, 2016. Highlights for the fourth quarter of 2016 include the following:

•	Net income of $15.7 million, or $0.31 per diluted share, compared to $18.1 million, or $0.38 per diluted share, for third quarter of 2016

•	Return on average assets of 0.87%, compared to 1.10% for third quarter of 2016

•	Return on average tangible common equity of 10.59%, compared to 13.37% for third quarter of 2016

•	Operating net income of $21.8 million, or $0.43 per diluted share, compared to $19.7 million, or $0.42 per diluted share, for third quarter of 2016

•	Operating return on average assets of 1.21%, compared to 1.20% for third quarter of 2016

•	Operating return on average tangible common equity of 14.50%, unchanged from third quarter of 2016

•	Originated loans at December 31, 2016 of $3.65 billion, an increase of $190.0 million compared to September 30, 2016

•	Total portfolio loans were $5.46 billion at December 31, 2016, an increase of $459.8 million compared to September 30, 2016

•	Loan originations of $535 million, as compared to $630 million during the third quarter of 2016

•	Asset quality ratios remain strong

•	Completed acquisition and conversion of High Point Bank Corporation

•	Increased presence in the Piedmont Triad area of North Carolina

•	Added insurance and trust services to suite of product offerings

Financial Performance

	Three Months Ended					Year Ended
	Dec. 31, 2016	Sept. 30, 2016	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Dec. 31, 2016	Dec. 31, 2015
	(Dollars in thousands)
INCOME SUMMARY
Interest income
Interest and fees on loans	$61,992	$57,824	$51,978	$50,302	$50,762	$222,096	$178,726
Investment securities	6,974	6,910	6,202	5,965	5,336	26,051	19,205
Other	305	291	228	214	141	1,038	555

Total interest income	69,271	65,025	58,408	56,481	56,239	249,185	198,486

Interest expense
Interest on deposits	7,935	7,619	6,704	6,241	5,851	28,499	20,447
Interest on borrowings	2,009	1,989	1,774	1,750	1,648	7,522	6,237

Total interest expense	9,944	9,608	8,478	7,991	7,499	36,021	26,684

Net interest income	59,327	55,417	49,930	48,490	48,740	213,164	171,802
Provision for loan losses	1,455	1,865	698	647	1,287	4,665	1,896

Net interest income	57,872	53,552	49,232	47,843	47,453	208,499	169,906

Non-interest income
Mortgage lending income	2,830	3,134	2,671	2,681	2,226	11,316	10,533
Service charges	2,937	2,644	2,422	2,321	2,341	10,324	8,079
SBA income	579	739	1,104	811	467	3,233	1,835
Trust/wealth income	1,086	307	366	436	533	2,195	1,714
Securities gains (losses)	6	34	4	(39)	45	5	884
Earnings on bank-owned life insurance	1,360	1,254	1,160	758	806	4,532	2,766
Other	2,898	1,699	1,288	994	1,868	6,879	6,637

Total non-interest income	11,696	9,811	9,015	7,962	8,286	38,484	32,448

Non-interest expense
Salaries and employee benefits	20,922	18,491	18,019	17,803	17,888	75,235	67,153
Occupancy	3,622	3,154	3,155	3,252	3,392	13,183	11,802
Furniture and equipment	2,303	2,297	1,993	2,073	2,426	8,666	7,303
Data processing and supply	1,805	1,766	1,491	1,437	1,194	6,499	4,380
Advertising and business development	869	678	923	684	879	3,154	2,635
Insurance, professional and other services	1,309	1,424	1,494	1,526	952	5,753	4,824
FDIC insurance assessments	1,240	1,071	900	900	883	4,111	3,144
Loan, foreclosure and OREO	1,233	1,562	856	1,367	1,639	5,018	9,852
Transaction-related expenses	9,121	2,568	3,808	1,434	4,307	16,931	13,276
Loss on extinguishment of debt	598	—	—	—	—	598	763
Other	4,543	4,824	4,201	4,410	4,020	17,978	14,023

Total non-interest expenses	47,565	37,835	36,840	34,886	37,580	157,126	139,155

Income before income tax expense	22,003	25,528	21,407	20,919	18,159	89,857	63,199
Income tax expense	6,312	7,388	6,760	6,484	5,420	26,944	18,749

Net income (GAAP)	15,691	18,140	14,647	14,435	12,739	62,913	44,450
Securities gains (losses), net of tax	4	21	4	(25)	28	4	557
Transaction-related charges, net of tax	5,746	1,618	2,399	903	2,713	10,666	8,364
Loss on extinguishment of debt, net of tax	377	—	—	—	—	377	481

Operating net income (non-GAAP)	$21,810	$19,736	$17,042	$15,363	$15,424	$73,952	$52,738

Common shares outstanding	52,177	48,110	45,201	40,806	40,774	52,177	40,774
Weighted average diluted shares outstanding	50,852	47,360	41,560	40,885	39,452	45,185	35,782

Performance Ratios

	Three Months Ended					Year Ended
	Dec. 31, 2016	Sept. 30, 2016	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Dec. 31, 2016	Dec. 31, 2015
Earnings per diluted share	$0.31	$0.38	$0.35	$0.35	$0.32	$1.39	$1.24
Return on average assets	0.87%	1.10%	1.00%	1.03%	0.93%	1.00%	0.94%
Return on average common equity	7.22%	9.40%	9.43%	9.72%	9.13%	8.81%	9.52%
Return on average tangible common equity (1)	10.59%	13.37%	13.29%	13.71%	13.33%	12.59%	13.40%
Efficiency ratio (2)	65.02%	56.09%	60.51%	59.78%	63.75%	60.47%	65.70%
Operating earnings per diluted share (1)	$0.43	$0.42	$0.41	$0.38	$0.39	$1.64	$1.47
Operating return on average assets (1)	1.21%	1.20%	1.16%	1.10%	1.13%	1.17%	1.12%
Operating return on average tangible common equity (1)	14.50%	14.50%	15.36%	14.55%	15.99%	14.70%	15.77%
Operating efficiency ratio (1) (2)	51.74%	52.31%	54.26%	57.28%	56.49%	53.72%	59.32%
Book value per common share	$17.29	$16.53	$15.86	$14.79	$14.52	$17.29	$14.52
Tangible book value per common share (1)	12.29	12.21	11.28	11.07	10.77	12.29	10.77

(1)	See Reconciliation of Non-GAAP Financial Measures for additional details.
(2)	Calculated on a fully-taxable equivalent (“FTE”) basis.

Other Selected Financial Data

	Three Months Ended					Year Ended
	Dec. 31, 2016	Sept. 30, 2016	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Dec. 31, 2016	Dec. 31, 2015
	(Dollars in thousands)
Securities gains (losses), net	$6	$34	$4	$(39)	$45	$5	$884
Loss on extinguishment of debt	598	—	—	—	—	598	763
Fair value accretion	5,841	5,845	5,276	5,505	5,599	22,467	20,516
OREO valuation adjustments, net	503	274	222	266	348	1,265	2,893
Transaction-related expenses	9,121	2,568	3,808	1,434	4,307	16,931	13,276

Richard D. Callicutt, II, President and CEO, stated, “We are extremely pleased to report record results for both the fourth quarter and full year of 2016. During the fourth quarter, after adjusting for all the transaction-related expenses, operating earnings increased a healthy 10.5%, while operating earnings per share increased to $0.43. Operating return on average assets was a healthy 1.21%, up slightly from the prior quarter, while operating return on average tangible common equity remained at 14.50%.

For the year, we are pleased to report a 40.2% increase in operating earnings, a $1.52, or 14.1%, increase in tangible book value, an 11.6% increase in operating earnings per share, and return on average tangible common equity of a robust 14.70%. While these performance highlights are the metrics which many people refer to when discussing our valuation, it continues to be our ability to attract exceptional people throughout a footprint that is highly concentrated in the best growth markets across the Carolinas and Virginia that enables us to produce such results.

As we look to the future, the challenges will continue to be digesting higher regulatory costs and transitioning our resources from a commercial real estate focused strategy, which has served us extremely well over our 25 year history, into one of greater balance as we build out the underwriting, monitoring, and risk management capabilities of our C&I businesses and related treasury support functions.”

Non-interest Income and Expense Data

	Three Months Ended					Year Ended
	Dec. 31, 2016	Sept. 30, 2016	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Dec. 31, 2016	Dec. 31, 2015
	(Dollars in thousands)
Non-interest income
Mortgage lending income	$2,830	$3,134	$2,671	$2,681	$2,226	$11,316	$10,533
Service charges	2,937	2,644	2,422	2,321	2,341	10,324	8,079
SBA income	579	739	1,104	811	467	3,233	1,835
Trust/wealth income	1,086	307	366	436	533	2,195	1,714
Earnings on bank-owned life insurance	1,360	1,254	1,160	758	806	4,532	2,766
Other	2,898	1,699	1,288	994	1,868	6,879	6,637

Total operating non-interest income—non-GAAP	11,690	9,777	9,011	8,001	8,241	38,479	31,564
Securities gains (losses), net	6	34	4	(39)	45	5	884

Total non-interest income—GAAP	$11,696	$9,811	$9,015	$7,962	$8,286	$38,484	$32,448

Non-interest expense
Salaries and employee benefits	$20,922	$18,491	$18,019	$17,803	$17,888	$75,235	$67,153
Occupancy	3,622	3,154	3,155	3,252	3,392	13,183	11,802
Furniture and equipment	2,303	2,297	1,993	2,073	2,426	8,666	7,303
Data processing and supply	1,805	1,766	1,491	1,437	1,194	6,499	4,381
Advertising and business development	869	678	923	684	879	3,154	2,635
Insurance, professional and other services	1,309	1,424	1,494	1,526	952	5,753	4,824
FDIC insurance assessments	1,240	1,071	900	900	883	4,111	3,144
Loan, foreclosure and OREO	1,233	1,562	856	1,367	1,639	5,018	9,852
Other	4,543	4,824	4,201	4,410	4,020	17,978	14,022

Total operating non-interest expense—non-GAAP	37,846	35,267	33,032	33,452	33,273	139,597	125,116

Transaction-related expenses	9,121	2,568	3,808	1,434	4,307	16,931	13,276
Loss on extinguishment of debt	598	—	—	—	—	598	763

Total non-interest expense—GAAP	$47,565	$37,835	$36,840	$34,886	$37,580	$157,126	$139,155

Total GAAP and operating non-interest income was $11.7 million for the fourth quarter of 2016, an increase from $9.8 million for the third quarter of 2016. The increase in non-interest income was primarily due to the addition of High Point Bank Corporation (“High Point”), which generated additional deposit fees and additional trust and wealth services income. These increases were slightly offset by a seasonal decrease in mortgage lending income. Many of the other non-interest income sources, such as income from recoveries on acquired loans and income derived from trust/wealth services, are volatile and can vary significantly from period to period.

Total GAAP non-interest expense was $47.6 million for the fourth quarter of 2016, an increase from $37.8 million for the third quarter of 2016. The results for the fourth quarter of 2016 include $9.1 million of transaction-related expenses and a $0.6 million loss on the extinguishment of debt. Excluding these charges, operating non-interest expense for the fourth quarter of 2016 was $37.8 million, an increase compared to $35.3 million for the third quarter of 2016. This increase was directly related to the additional headcount and facilities obtained from the Company’s acquisition of High Point.

Selected Balance Sheet Data

	Ending Balance
	Dec. 31, 2016	Sept. 30, 2016	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015
	(Dollars in thousands)
Portfolio loans:
Originated loans	$3,645,687	$3,455,677	$3,163,357	$2,847,466	$2,721,216
Acquired loans	1,810,023	1,540,270	1,649,328	1,390,688	1,478,655
Allowance for loan and lease losses	(37,501)	(36,366)	(33,841)	(32,548)	(31,647)

Portfolio loans, net	5,418,209	4,959,581	4,778,844	4,205,606	4,168,224
Loans held for sale	43,731	40,441	41,703	33,455	39,470
Investment securities	896,786	838,289	803,058	757,248	734,557
Total interest-earning assets	6,589,774	6,128,554	5,790,893	5,126,452	5,131,988
Goodwill	234,769	189,968	188,220	134,686	134,686
Other intangible assets, net	25,911	17,852	19,014	17,143	18,299
Total assets	7,401,691	6,801,562	6,478,373	5,699,573	5,668,183
Deposits:
Non-interest bearing deposits	1,113,878	917,521	889,254	794,548	776,479
Interest-bearing demand and savings	3,405,036	3,080,479	2,652,735	2,431,584	2,366,890
Time deposits	1,564,063	1,652,123	1,814,654	1,537,644	1,598,838

Total deposits	6,082,977	5,650,123	5,356,643	4,763,776	4,742,207
Borrowings	369,952	310,609	352,119	282,929	292,790
Total interest-bearing liabilities	5,339,051	5,043,211	4,819,508	4,252,157	4,258,518
Shareholders’ equity:
Common equity	900,044	786,625	710,300	598,158	584,818
Accumulated other comprehensive income	1,838	8,587	6,761	5,395	7,329

Total shareholders’ equity	901,882	795,212	717,061	603,553	592,147

Total assets at December 31, 2016 were $7.40 billion, an increase of 8.8% as compared to total assets of $6.80 billion at September 30, 2016. Total portfolio loans were $5.46 billion at December 31, 2016, an increase of 9.2% from $5.00 billion at September 30, 2016. Loans that were originated by the Company increased by $190.0 million, or 5.5%, during the fourth quarter of 2016.

Total deposits were $6.08 billion at December 31, 2016, an increase of $432.9 million, or 7.7%, as compared to September 30, 2016. Wholesale deposits comprised 21.3% of total deposits at December 31, 2016, a decrease from 27.5% of total deposits at September 30, 2016. Transactional deposits increased by $520.9 million, or 13.0%, at December 31, 2016, as compared to September 30, 2016. Total borrowings were $370.0 million at December 31, 2016, an increase of 19.1% compared to $310.6 million at September 30, 2016. Total shareholders’ equity was $901.9 million at December 31, 2016, an increase of $106.7 million, or 13.4%, as compared to $795.2 million at September 30, 2016. The increase in equity is primarily due to the issuance of 4.0 million shares of voting common stock in connection with the acquisition of High Point. At December 31, 2016, both the Bank’s and Company’s capital ratios exceeded the minimum thresholds established for a well-capitalized bank by regulatory measures.

On January 17, 2017, the Board of Directors announced the declaration of a quarterly cash dividend on its common stock of $0.05 per share. This dividend is payable on February 24, 2017 to shareholders of record as of February 10, 2017. The $0.05 per share dividend rate is consistent with the rate declared in previous quarters.

Loan Portfolio Composition

	Ending Balance
	Dec. 31, 2016	Sept. 30, 2016	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015
	(Dollars in millions)
Residential construction	$115	$104	$98	$76	$76

Presold	58	62	59	39	46
Speculative	57	42	39	37	30
Commercial construction	401	285	294	278	237
Residential and commercial A&D	42	39	33	23	18
Land	120	118	126	118	111

Residential buildable lots	51	44	44	39	34
Commercial buildable lots	23	24	24	21	20
Land held for development	26	23	31	34	34
Raw and agricultural land	20	27	27	24	23
Commercial real estate	2,917	2,705	2,500	2,257	2,246

Multi-family	213	240	203	179	178
Farmland	3	3	4	4	5
Owner occupied	884	787	817	705	785
Non-owner occupied	1,817	1,675	1,476	1,369	1,277
Commercial and industrial	482	443	454	400	419
Residential mortgage	1,326	1,251	1,258	1,039	1,049
Consumer	24	22	21	18	19
Leases	29	29	29	29	27

Total portfolio loans	$5,456	$4,996	$4,813	$4,238	$4,200

Acquired Loan Summary

	Ending Balance
	Dec. 31, 2016	Sept. 30, 2016	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015
	(Dollars in thousands)
Performing acquired loans	$1,710,008	$1,432,351	$1,537,650	$1,278,965	$1,363,379
Less: remaining FMV adjustments	(27,846)	(21,687)	(25,630)	(23,359)	(27,789)

Performing acquired loans, net	1,682,162	1,410,664	1,512,020	1,255,606	1,335,590
FMV adjustment %	1.6%	1.5%	1.7%	1.8%	2.0%
Purchase credit impaired loans (PCI)	143,530	143,494	152,105	148,459	157,966
Less: remaining FMV adjustments	(15,669)	(13,888)	(14,797)	(13,377)	(14,901)

PCI loans, net	127,861	129,606	137,308	135,082	143,065
FMV adjustment %	10.9%	9.7%	9.7%	9.0%	9.4%
Total acquired performing loans	$1,682,162	$1,410,664	$1,512,020	$1,255,606	$1,335,590
Total acquired PCI loans	127,861	129,606	137,308	135,082	143,065

Total acquired loans	$1,810,023	$1,540,270	$1,649,328	$1,390,688	$1,478,655

FMV adjustment % all acquired loans	2.3%	2.3%	2.4%	2.6%	2.8%

Asset Quality

	Ending Balance
	Dec. 31, 2016	Sept. 30, 2016	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015
	(Dollars in thousands)
Nonaccrual loans—non-acquired	$6,647	$7,662	$5,407	$6,228	$6,623
Nonaccrual loans—acquired	7,989	9,347	11,756	12,706	12,086
OREO—non-acquired	13,109	13,352	15,806	14,987	15,588
OREO—acquired	13,380	14,696	14,708	15,783	16,973
90 days past due—non-acquired	115	10	10	—	—
90 days past due—acquired	—	—	—	—	3

Total nonperforming assets	$41,240	$45,067	$47,687	$49,704	$51,273

Total nonperforming assets—non-acquired	$19,871	$21,024	$21,223	$21,215	$22,211

Net charge-offs (recoveries), QTD	$320	$(660)	$(594)	$(202)	$352
Annualized net charge-offs (recoveries) to total average portfolio loans	0.02%	-0.05%	-0.05%	-0.02%	0.03%
Ratio of total nonperforming assets to total assets	0.56%	0.66%	0.74%	0.87%	0.90%
Ratio of total nonperforming loans to total portfolio loans	0.27%	0.34%	0.36%	0.45%	0.45%
Ratio of total allowance for loan losses to total portfolio loans	0.69%	0.73%	0.70%	0.77%	0.75%
Excluding acquired
Ratio of nonperforming assets to loans and OREO	0.54%	0.61%	0.67%	0.74%	0.81%
Ratio of nonperforming loans to loans	0.19%	0.22%	0.17%	0.22%	0.24%
Ratio of allowance for loan losses to loans	0.95%	0.97%	0.98%	1.03%	1.05%

Overall asset quality continued to improve during the fourth quarter of 2016, as total nonperforming assets were $41.2 million, or 0.56% of total assets, at December 31, 2016, as compared to $45.1 million, or 0.66% of total assets, at September 30, 2016. Excluding nonperforming assets acquired by the Company, nonperforming assets were $19.9 million, or 0.54% of non-acquired loans and OREO, at December 31, 2016, as compared to $21.0 million, or 0.61% of non-acquired loans and OREO, at September 30, 2016.

The Company experienced $0.3 million of net charge-offs during the fourth quarter of 2016, compared to net recoveries of $0.7 million during the third quarter of 2016. Gross charge-offs were $1.2 million during the fourth quarter of 2016, an increase compared to gross charge-offs of $0.9 million for the third quarter of 2016.

The allowance for loan losses was $37.5 million at December 31, 2016, an increase from $36.4 million at September 30, 2016. The Company recorded a provision for loan losses of $1.5 million during the fourth quarter of 2016, compared to $1.9 million recorded during the third quarter of 2016, as the Company continues to experience strong growth in the originated loan portfolio.

Net Interest Income and Margin

	Three Months Ended					Year Ended
	Dec. 31, 2016	Sept. 30, 2016	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Dec. 31, 2016	Dec. 31, 2015
	(Dollars in thousands)
Quarterly average balances:
Loans	$5,410,066	$4,893,926	$4,437,248	$4,241,970	$4,193,632	$4,737,387	$3,639,890
Investment securities	835,235	828,144	760,841	737,361	656,940	801,256	574,951
Interest-bearing balances and other	181,678	147,763	134,923	139,367	76,533	151,008	63,426

Total interest-earning assets	6,426,979	5,869,833	5,333,012	5,118,698	4,927,105	5,689,651	4,278,267
Deposits:
Non-interest bearing	1,056,507	907,344	825,148	778,114	772,831	892,271	653,999
Interest-bearing	4,862,443	4,475,901	4,138,466	3,953,668	3,784,140	4,359,322	3,292,226

Total deposits	5,918,950	5,383,245	4,963,614	4,731,782	4,556,971	5,251,593	3,946,225
Borrowed funds	315,828	321,218	272,374	262,880	288,209	293,214	279,877
Total interest-bearing liabilities	5,178,271	4,797,119	4,410,840	4,216,548	4,072,349	4,652,536	3,572,103
Shareholders’ equity	864,656	768,124	625,021	597,127	553,475	714,293	466,881
Interest Income/Expense:
Loans	$61,992	$57,824	$51,978	$50,302	$50,762	$222,096	$178,726
Investment securities, tax	3,352	3,113	2,908	2,720	2,069	12,093	6,338
Investment securities, non-tax (1)	5,749	6,027	5,229	5,151	5,186	22,156	20,424
Interest-bearing balances and other	305	291	228	214	141	1,038	555

Total interest income	71,398	67,255	60,343	58,387	58,158	257,383	206,043

Deposits	7,935	7,619	6,704	6,241	5,851	28,499	20,447
Borrowings	2,009	1,989	1,774	1,750	1,648	7,522	6,237

Total interest expense	9,944	9,608	8,478	7,991	7,499	36,021	26,684

Net interest income	$61,454	$57,647	$51,865	$50,396	$50,659	$221,362	$179,359

Average Yields and Costs:
Loans	4.56%	4.70%	4.71%	4.77%	4.80%	4.69%	4.91%
Investment securities, tax	2.96%	2.93%	3.01%	2.94%	2.81%	2.96%	2.92%
Investment securities, non-tax (1)	5.94%	5.91%	5.65%	5.68%	5.63%	5.64%	5.71%
Interest-bearing balances and other	0.67%	0.78%	0.68%	0.62%	0.73%	0.69%	0.88%

Total interest-earning assets	4.42%	4.56%	4.55%	4.59%	4.68%	4.52%	4.82%

Total interest-bearing deposits	0.65%	0.68%	0.65%	0.63%	0.61%	0.65%	0.62%
Borrowed funds	2.53%	2.46%	2.62%	2.68%	2.27%	2.57%	2.23%

Total interest-bearing liabilities	0.76%	0.80%	0.77%	0.76%	0.73%	0.77%	0.75%
Cost of funds	0.63%	0.67%	0.65%	0.64%	0.61%	0.65%	0.63%
Net interest margin	3.80%	3.91%	3.91%	3.96%	4.08%	3.89%	4.19%

(1)	Interest income and average yields on non-taxable loans investment securities are computed on a FTE basis for comparison with taxable investment securities.

FTE net interest income for the fourth quarter of 2016 was $61.5 million, an increase from $57.6 million for the third quarter of 2016. FTE net interest margin was 3.80% for the fourth quarter of 2016, as compared to 3.91% for the third quarter of 2016. The average yield on interest-earning assets decreased 14 basis points to 4.42% for the fourth quarter of 2016, while the rate paid on interest-bearing liabilities decreased slightly to 0.65%. Accretion earned on the Company’s acquired loan portfolio was $5.8 million during the fourth quarter of 2016, unchanged from the amount earned during the third quarter of 2016. Excluding accretion, the average yield on loans was 4.13% for the fourth quarter 2016, as compared to 4.23% for the third quarter of 2016.

Average interest-earning assets for the fourth quarter of 2016 were $6.43 billion, an increase from $5.87 billion for the third quarter of 2016. The increase was primarily due to the acquisition of High Point, as well as continued organic loan growth throughout our existing markets. Average interest-bearing liabilities were $5.18 billion for the fourth quarter of 2016, an increase from $4.80 billion during the third quarter of 2016. This increase was primarily in interest-bearing deposits, which increased $386.5 million during the fourth quarter of 2016 due to the High Point acquisition.

About BNC Bancorp and Bank of North Carolina

Headquartered in High Point, North Carolina, BNC Bancorp is the parent company of Bank of North Carolina d/b/a BNC Bank, a commercial bank with total assets of $7.40 billion. Bank of North Carolina provides a complete line of banking and financial services to individuals and businesses through its 76 current banking offices in Virginia, North and South Carolina. Bank of North Carolina is insured by the FDIC and is an equal housing lender. BNC Bancorp’s stock is traded and quoted in the Nasdaq Capital Market under the symbol “BNCN.” The Company’s website is www.bncbancorp.com.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States. BNC Bancorp’s management uses these “non-GAAP” financial measures in its analysis of the Company’s performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant gains and charges in the current period. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. See the attached tabular disclosures for a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measure.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of our beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “project,” “expect,” “intend,” “plan,” or words or phases of similar meaning. Forward-looking statements may include, among other things, statements about the Company’s confidence in its strategies and its expectations about financial performance, market growth, market and regulatory trends and developments, acquisitions and divestitures, new technologies, services and opportunities and earnings. The forward-looking statements are based largely on the Company’s expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control. The Company undertakes no obligation to publicly update any forward-looking statement to reflect developments occurring after the statement is made, except as otherwise required by law. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements as a result of, among other factors, the risks and uncertainties described in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and Quarterly Report on Form 10-Q for the periods ended September 30, 2016, June 30, 2016, and March 31, 2016, respectively. Please refer to the SEC’s website at www.sec.gov where you can review those documents.

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended					Year Ended
	Dec. 31, 2016	Sept. 30, 2016	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Dec. 31, 2016	Dec. 31, 2015
	(Dollars in thousands)
Operating Earnings per Share, Diluted (1)
Net income (GAAP)	$15,691	$18,140	$14,647	$14,435	$12,739	$62,913	$44,450
Transaction-related expenses, net of tax	5,746	1,618	2,399	903	2,713	10,666	8,364
Loss on extinguishment of debt, net of tax	377	—	—	—	—	377	481
Securities gains (losses), net of tax	4	21	4	(25)	28	4	557

Operating earnings (non-GAAP)	21,810	19,736	17,042	15,363	15,424	73,952	52,738

Weighted average fully diluted shares outstanding	50,852	47,360	41,560	40,885	39,452	45,185	35,782

Operating earnings per share, diluted (non-GAAP)	$0.43	$0.42	$0.41	$0.38	$0.39	$1.64	$1.47

Tangible Common Book Value per Share (2)
Shareholders’ equity (GAAP)	$901,882	$795,212	$717,061	$603,553	$592,147	$901,882	$592,147
Intangible assets	260,680	207,820	207,234	151,829	152,985	260,680	152,985

Tangible common shareholders equity (non-GAAP)	641,202	587,392	509,827	451,724	439,162	641,202	439,162

Common shares outstanding	52,177	48,110	45,201	40,806	40,774	52,177	40,774

Tangible common book value per share (non-GAAP)	$12.29	$12.21	$11.28	$11.07	$10.77	$12.29	$10.77

Return on Average Tangible Common Equity (2)
Net income (GAAP)	$15,691	$18,140	$14,647	$14,435	$12,739	$62,913	$44,450
Amortization of intangibles, net of tax	888	732	748	728	745.92	3,096	2,498

Tangible net income available to common shareholders (non-GAAP)	16,579	18,872	15,395	15,163	13,485	66,009	46,948

Average common shareholders equity	864,656	768,124	625,021	597,127	553,475	714,293	466,881
Average intangible assets	241,802	206,653	159,184	152,379	152,255	190,128	116,548

Average tangible common shareholders’ equity (non-GAAP)	622,854	561,471	465,837	444,748	401,220	524,165	350,333

Return on average tangible common equity (non-GAAP)	10.59%	13.37%	13.29%	13.71%	13.33%	12.59%	13.40%

Operating Return on Average Assets (1)
Net income (GAAP)	$15,691	$18,140	$14,647	$14,435	$12,739	$62,913	$44,450
Transaction-related expenses, net of tax	5,746	1,618	2,399	903	2,713	10,666	8,364
Loss on extinguishment of debt, net of tax	377	—	—	—	—	377	481
Securities gains (losses), net of tax	4	21	4	(25)	28	4	557

Operating earnings (non-GAAP)	$21,810	$19,736	$17,042	$15,363	$15,424	$73,952	$52,738

Average assets	7,158,393	6,532,517	5,908,341	5,635,137	5,428,444	6,311,531	4,720,107

Operating return on average assets (non-GAAP)	1.21%	1.20%	1.16%	1.10%	1.13%	1.17%	1.12%

Operating Return on Average Tangible Common Equity (2)
Net income (GAAP)	$15,691	$18,140	$14,647	$14,435	$12,739	$62,913	$44,450
Amortization of intangibles, net of tax	888	732	748	728	746	3,096	2,498
Transaction-related expenses, net of tax	5,746	1,618	2,399	903	2,713	10,666	8,364
Loss on extinguishment of debt, net of tax	377	—	—	—	—	377	481
Securities gains (losses), net of tax	4	21	4	(25)	28	4	557

Operating tangible net income (non-GAAP)	$22,698	$20,468	$17,790	$16,091	$16,170	$77,048	$55,236

Average common shareholders equity	864,656	768,124	625,021	597,127	553,475	714,293	466,881
Average intangible assets	241,802	206,653	159,184	152,379	152,255	190,128	116,548

Average tangible common shareholders’ equity (non-GAAP)	622,854	561,471	465,837	444,748	401,220	524,165	350,333

Operating return on average tangible common equity (non-GAAP)	14.50%	14.50%	15.36%	14.55%	15.99%	14.70%	15.77%

Operating Efficiency Ratio (3)
Non-interest expense (GAAP)	$47,565	$37,835	$36,840	$34,886	$37,580	$157,126	$139,155
Transaction-related expenses	9,121	2,568	3,808	1,434	4,307	16,931	13,276
Loss on extinguishment of debt	598	—	—	—	—	598	763

Operating non-interest expense (non-GAAP)	37,846	35,267	33,032	33,452	33,273	139,597	125,116

Net interest income, FTE	61,454	57,647	51,865	50,396	50,659	221,362	179,359
Non-interest income—GAAP	11,696	9,811	9,015	7,962	8,286	38,484	32,448
Securities gains (losses), net	6	34	4	(39)	45	5	884

Operating efficiency ratio (non-GAAP)	51.74%	52.31%	54.26%	57.28%	56.49%	53.72%	59.32%

(1)	Operating earnings per diluted share, operating non-interest income, operating non-interest expense, operating income tax expense, operating return on average assets, and operating return on average tangible common equity are non-GAAP financial measures and exclude the after-tax effect of transaction-related charges, loss on extinguishment of debt, securities gains (losses) and other one-time charges. Management believes that these non-GAAP performance measures provide additional useful information that allows readers to evaluate the ongoing performance of the company.
(2)	The tangible measures are non-GAAP financial measures and exclude the effect of period end or average balance of intangible assets. Management believes that these non-GAAP tangible measures provide additional useful information, particularly since these measures are widely used by industry analysts for companies with prior merger and acquisition activities.
(3)	Operating efficiency ratio is calculated by non-interest expense, excluding transaction-related expenses, and loss on extinguishment of debt, divided by the sum of FTE net interest income and non-interest income excluding securities gains (losses). Management believes this non-GAAP operating measure provides additional useful information that allows readers to evaluate the ongoing performance of the company.